                                                                   Exhibit 23.2

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

         As independent public accountants, we hereby consent to the incorporation of our report dated September 27, 1999, included in this Form 10-K, into the Company's previously filed Registration Statement No. 33-18723, No. 333-28815, No. 333-65755, No. 333-74471, No. 333-79933, No.
333-31272 and No. 333-39022.



                             /S/ ARTHUR ANDERSEN LLP



Minneapolis, Minnesota
    September 28, 2000



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